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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

               Date of earliest event reported: February 15, 2001


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                              TB WOOD'S CORPORATION
               (Exact name of registrant as specified in charter)



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         Delaware                    001-14056                    251771145
------------------------       ----------------------        -------------------
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

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                 440 North Fifth Avenue, Chambersburg, PA 17201
               (Address of Principal Executive Offices) (Zip Code)


                                 (717) 264-7161
              (Registrant's telephone number, including area code)








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Item 5.  Other Events
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         On February 15, 2001, TB Wood's Corporation (the "Company") announced that its Board of Directors had elected to transfer its common stock listing from the New York Stock Exchange to the NASDAQ National Market ("NASDAQ"). On February 9, 2001, the Company was advised by NASDAQ that its listing application had been approved. The Company's common stock will begin trading on the NASDAQ on February 21, 2001 under the symbol TBWC.


         The last day of trading of the Company's common stock on the New York Stock Exchange will be February 20, 2001.

Item 7.   Exhibits
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         Exhibit 1    Press release issued by the Company on February 15, 2001.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           TB WOOD'S CORPORATION



Date:  February 16, 2001                   By:   /s/ Thomas F. Tatarczuch
                                              ----------------------------------
                                                     Thomas F. Tatarczuch
                                                     Vice President, Finance